Independent Bank Corp. (Massachusetts) (INDB)

Q3 2012 Earnings Call	19Oct2012

Chris Oddleifson	Mark Gibson
President, Chief Executive Officer & Director, Independent Bank Chief Marketing Officer, Independent Bank Corp. (Massachusetts) Corp. (Massachusetts)
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
...

Mark Fitzgibbon David W. Darst
Analyst, Sandler O'Neill & Partners LP Analyst, Guggenheim Securities LLC
Damon P. DelMonte Bernie R. Horn
Analyst, Keefe, Bruyette & Woods, Inc.     Analyst, KBW Founder, President & Portfolio Manager, Polaris Capital Management LLC
Collyn B. Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.
...
Operator: Good day, and welcome to the Independent Bank Corp. Third Quarter 2012 Earnings Call. All participants will be in listen only mode. [Operator Instructions] After today's presentation, there will be an opportunity to ask questions. [Operator Instructions] Please note this event is being recorded.
Before proceeding, let me mention that this call may contain forward-looking statements with respect to the financial condition, results of operations and business of Independent Bank Corp. Actual results may be different. Independent Bank Corp. cautions you against unduly relying upon any forward-looking statements and disclaims any intent to update publicly any forward-looking statements, whether in response to new information, future events or otherwise.
I would now like to turn the conference over to Mr. Christopher Oddleifson, President and CEO. Mr. Oddleifson, please go ahead.
...
Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Thank you, and good morning, and thank you everybody for joining us today. Denis Sheahan, our CFO will elaborate on our quarterly performance following my comments.
Third quarter results were strong and reaffirm the success we're having in growing business with customers across our footprint. Core net income came in at $12 million or $0.55 per share. This is well above the prior quarter. Our performance has been driven by organic growth, generated from both new and existing customers.

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012
The Rockland Trust brand is unquestionably gaining traction and bringing us increased market share. In previous quarters, I've talked about our stellar commercial loan growth, and this quarter is no exception. Once again, the portfolio quarter grew at a double-digit annualized growth rate. The C&I segment remains a sweet spot for us as we continue to add quality names to our client roster. We're also seeing good growth in the commercial real estate business marked by solid underwriting and attractive properties. Our strategy to invest in our competitive strength in commercial banking with added talent and breadth of service even during the downturn is proving to be a wise decision. Competition is heating up, but so far we've been able to hold our own and maintain a robust pipeline of approved credits.
Likewise origination volumes in our home equity business have continued at a very healthy pace. All our growth is concentrated in the first position portfolio with strong FICO scores and loan to values. Competition is ratching up here as well, especially on the pricing side, but we will not chase the market down and are fully prepared to sacrifice some of our exceptional growths if need be.
Core deposits are another excellent story for us by rising over $50 million in Q3. At over 84% of total deposits, these funds are a great source of low-cost liquidity. Growth in the third quarter came from both consumers and businesses alike.
We continue to be hard at work capitalizing on our growing brand recognition. Our “Actions, Not Words” marketing campaign launched earlier this year has been a resounding success. With our J.D. Power number one ranking in customer satisfaction among New England banks, and above peer loyalty scores, we are truly distinguishing ourselves on the competitive front. In fact, we're adding households at the annual rate of around 6% or 7%. This is especially noteworthy in light of the household growth in Massachusetts which is about 0.5%.
Our balance sheet remains a great source of strength to us and is especially valuable in the heightened regulatory environment today. Capital continues to build resulting in strong regulatory ratios and tangible common position well above 7%. Tangible book values are steadily growing quarter after quarter, and is up 9% in the past year alone. Credit quality was excellent in Q3 with lower nonperforming asset levels and an annualized loss rate, a shade over 20 basis points. Earnings quality is strong, as we continue to add to our loan loss reserves in keeping with strong loan growth.
Looking ahead, planning for the Central Bank acquisition is underway and we look forward to adding its 10 branches in a greater Boston market to the Rockland franchise. We have received all required regulatory and shareholder approvals and are processing towards an expected close later this quarter.
Our business line and operational areas are busily preparing for Central's assimilation, and we fully expect that same seamless integration enjoyed in all our prior acquisitions. Our expectation for solid earnings accretion and returns remain intact.
As for the macro environment, we do try to stay grounded in our outlook amidst the optimists and pessimists that surround us. The local economy remains in relatively better shape in many other regions in the country. Massachusetts unemployment came in at 6.3% in August materially below the national picture and even lower in the Metro Boston area. We're also seeing a firming up in the housing markets that others are experiencing as well. The strength of our medical, biotech and education sectors are providing a boost to our local building industry. Over 4.7 million square feet of office and laboratory space is currently under construction in Boston compared to just 430,000 a year ago. The retail vacancy rate in Eastern Massachusetts is at its lowest point since the recession, yet with all this seemly good news is that now turning a bit cautious given the New England is a large exporter to Europe, and the pace of new hiring locally has slowed somewhat in the recent months. This caution also mirrors the prevailing uncertainty towards

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012
the U.S. economy due to the European debt crisis, slowing growth in China and clouded federal deficit and tax outlook and a run-up through elections.
The macro picture is further compounded by the exceedingly low rate environment that is putting pressure on interest margins across the entire banking industry. So our game plan is really quite simple; keep executing our strategy of disciplined growth and doing the best job we can for our customers. In doing so we fully expect to continue delivering strong financial performances and build considerable shareholder value.
Thank you. Denis?
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Thanks, Chris, and good morning. In the third quarter, Independent Bank Corp. reported GAAP diluted earnings per share of $0.53 per share as compared to $0.41 per share in the second quarter. Excluding merger costs in both quarters related to the pending acquisition of Central Bancorp, as well as goodwill impairments and proceeds from a life insurance policy, diluted earnings per share on an operating basis were $0.55 in the third quarter as compared to $0.43 in the second quarter of this year.
Key topics. Loans grew at 2% on an – unannualized basis with continued strong growth in both the commercial and home equity lending categories. The commercial loan portfolio grew nicely across all categories, up almost 3% unannualized. The approved pipeline at September 30th remained strong and this should bode well for near term growth. In addition, both our Providence and asset-based lending initiatives are performing well and running ahead of expectation. First position home equity loans also grew nicely in the quarter, up 4% unannualized. So in summary, loan demand remains good and while the level of competition remains strong, the prospect of continued growth in the fourth quarter is good.
Core deposits also grew nicely in the third quarter at 1.6% unannualized. Importantly, the mix of deposits continued to be solid as core deposits are now over 84% of total deposits and demand deposits represent 27% of total deposits. The total cost of deposits declined yet again to 26 basis points in the third quarter.
Asset quality metrics remained strong. Nonperforming assets decreased to $41.5 million in the quarter with overall levels quite manageable at 80 basis points of total assets. Loan delinquency remained very good at 79 basis points at September 30, and early stage delinquency, that's the 30 to 89 day bucket, decreased to 37 basis points of loans.
Loan net charge-offs were 22 basis points on an annualized basis in the third quarter and we expect continued good performance in this area for the rest of the year.
As expected, the net interest margin decreased to 3.72% in the third quarter from 3.8% in the prior quarter, reflecting the challenging interest rate environment. We continue to expect it to drift lower from here due to the ongoing pressure on earning asset yields facing our industry.
Noninterest income excluding the tax exempt insurance policy benefit of $1.3 million was relatively flat on a linked quarter basis due to lower revenue associated with the bank's loan level derivatives program offset by modest increases in several other categories.
Noninterest expense excluding merger charges and goodwill impairment increased 2.5%, largely due to higher incentive compensation accrual. As discussed in last quarter's call, the company incurred full goodwill impairment

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012
associated with its 1031 exchange subsidiary in the third quarter amounting to $2.2 million pretax or $1.3 million on an after-tax basis. This goodwill relates to the 2007 acquisition of Compass Exchange Advisors, and while we intend to maintain this service for our customers, the business has not met the objectives we anticipated largely due to the economic downturn, and in particular, due to the current and anticipated low level of interest rates.
The Central Bank acquisition integration; we remain on track to close the Central Bank acquisition in the fourth quarter and the systems conversion will take place during the first quarter of 2013. We previously announced 7% accretion in the first year and remain comfortable with that estimate.
I'll now cover earnings guidance for the rest of this year. At our last conference call, we anticipated diluted earnings per share performance of between $2.05 and $2.15 for 2012. This original guidance is still intact and we now feel we'll be closer to the middle of that range.
Key assumptions and our outlook for the remainder of the year include, our prior assumptions for loan net charge-offs to be in a range of $15 million to $16 million with loan loss provision in a range of $16 million to $18 million for the year remain largely intact.
The remainder of the guidance is essentially the same as well. Loan growth 7% to 8%. Loans are up 7% year-to-date and we expect continued good growth and we view that to be achievable, particularly in the commercial category where pipelines are strong. We expect the first position home equity business to slow with modest growth for the remainder of the year. We expect the net interest margin to decrease from the current 3.72% level through the rest of the year into the 3.60%’s in the fourth quarter, due to the continued pressure on earning asset yields.
That concludes my comments, and we can now open the call for questions.

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012

Operator: We will now begin the question and answer session. [Operator Instructions] And the first question is from Mark Fitzgibbon of Sandler O'Neill.
...
Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Good morning, guys. How are you?
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Hey, Mark.
...
Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
First question is on the pipeline. I think you said the pipeline was very strong. Could you share with us how big it is?
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Sure. It's – Mark, it's the third highest in the last 12 months. Let me just look it up here. So our approved pipeline at the end of the third quarter was $237 million, third highest in the last 12 months.
...
Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
That's commercial.
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Commercial, yeah.
...
Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Commercial, okay. And then I noticed the securities portfolio is now down below 10% of assets. Do you feel like that's sort of at a trial level or is it likely to continue to shrink a little bit from here?
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
I think we're at or near a bottom in the securities portfolio, because we need what we have for collateral purposes on either borrowings or certain government type deposits. So we're – I wouldn't expect to see it drift much lower than this level, but as you know, it's challenging to buy securities in this interest rate environment that's, we'd rather not be doing that, but we need to for collateral purposes.

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012
Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Okay. And you guys have done a great job building your capital organically, but I guess I'd be curious what your current thinking is on your capital position and as it relates to Basel III?
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Yeah, we would agree. First of all, Mark, we'd agree with your comments. We've done a good job of building tangible common equity. We're happy to see it over 7% here at September 30. It will dip, I think as you know following the Central Bank acquisition into that 6.40% level or so, but we have – at this point, we've no plans to raise common equity. We will continue to grow that tangible equity level back very effectively.
We've looked at Basel III and we believe we're going to be just fine. The power of this Company is today we still have very good earnings and that allows us to continue to grow our capital position very effectively, and while Basel will certainly mean higher capital levels, we think we have it covered.
One of the bigger wildcards for – I think for us and everybody in Basel is covering the volatility of the securities portfolio that you don't have to today. So we'll watch that very carefully to see how that rule develops through the comment period here, but that will obviously mean that all of us have to hold more capital than we otherwise would to cover that volatility. But, as best we can tell in looking at the rules, we don't need to raise capital. We will continue to grow capital nicely at an organic pace that will leave us in a very comfortable position including the adoption of Basel III.
...
Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Thank you.
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Sure.
...
Operator: And the next question is from Damon DelMonte of KBW.
...

Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Hey. Good morning, guys. How are you?
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Fine. Hi, Damon.

...

Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Could you guys give a little bit of color on the home equity portfolio? I think you've mentioned in your remarks the FICO and the LTVs that you're seeing on that paper?

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Sure. I'd be happy to do that. Let me just look it up for you. As you know, Damon, most of our origination, particularly over the past year, has been in that first position home equity product, which is really – it's a refi product for your typical conventional residential mortgage. But we go through the home equity process, because it's convenient for the borrower, it's cheaper for the borrower, and from our perspective it's cheaper to originate.
The quality of the portfolio remains very good and we rescore – the data I'm going to give you is we rescore every quarter, we revalue once or twice a year, the last time we valued was Q4 of last year, we'll be revaluing again in Q4 here, but I'll just give you the data.
So the portfolio overall, FICO, average FICO of the portfolio is 763, average LTV is 57% and that's for the entire home equity portfolio both first and second position.
...

Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Okay.
...
Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
That has been trending slightly upwards over the last 12 months.
...
Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Okay. That's helpful. Thank you. And then I guess on the fee income side of things, mortgage banking, could you talk a little bit about what you saw this past quarter as far as volume growth?
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
You're talking about volume of sales?
...
Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Yeah, volume of origination that you ended up selling.
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Well, the vast majority of are originations are for sale, I don't know if I have that here. Do you have it?
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Yeah. Total originations in the third quarter is about $111 million, and very little of that goes into the portfolio, Damon, where we'd certainly like to originate 3/1, 5/1 ARMs 10 year product, but that's not what customers are choosing today. They're choosing the conventional longer-term fixed-rate and we don't hold that in our portfolio.
...

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012

Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Interestingly that's been our highest quarter in the last year and a half.
...

Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Okay. And how is it comparing to the fourth?
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
It also looks strong for Q4. So we're hoping for a good fee revenue from our mortgage business in the fourth quarter as well.
...
Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Okay, great. And I guess just the last question; I apologize if I missed this, but did you talk about the tax rate at all for at least the fourth quarter?
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
No, I did not, so you didn't miss it. The year-to-date tax rate, you use the year-to-date tax rate as your guidance for the fourth quarter. Obviously, the Q3 tax rate was affected by in particular the bank owned life insurance item, as well as the goodwill impairment. So you use the year-to-date rate as your guidance for Q4.
...

Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Okay. Okay. That's all I had. Thank you very much.
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Sure.
...
Operator: And the next question comes from Collyn Gilbert of Stifel Nicolaus.

...

Collyn B. Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.
Thanks. Good morning, gentlemen.
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Good morning.
...
Collyn B. Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012
Chris, just to follow up to get a little bit more color on your comments, you mentioned your 6% to 7% household growth, which is, I think considerably impressive. Who are you taking it from which then also just ties into maybe if you can give us some color on the competitive landscape? You had mentioned competition is obviously ratcheting up, pricing is coming under pressure. I mean, who are you finding that you're most successfully taking competition or taking business away from?
...
Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
It's sort of interesting, Collyn. It's varied over the last 12 months. We were taking a lot from the company that announced those debit card fees out a year or so ago. That has subsided somewhat, but we are now taking it from a couple other big box banks that folks are tiring of some of the nuisance fee they see in their accounts.
We're also finding sort of anecdotally for the first time that folks are moving from the smaller – smaller community banks are usually kind of a tougher competitor, because they can provide a lot of customer intimacy, but our technology offerings, our mobile apps are one of which allows you to deposit checks by taking a picture of them for example, are beginning to attract more households than we had had in the past. So it varies.
And we think the driver of all of this is that we really have upticked our advertising and the sort of awareness. So we are – our Chief Marketing Officer, Mark Gibson is here with us today. Mark, is it safe to say that our awareness of Rockland Trust has increased pretty dramatically over the last 12 months?
...
Mark Gibson
Chief Marketing Officer, Independent Bank Corp. (Massachusetts)
Yeah, we saw some consultants' data yesterday and it showed us compared to our competitors. And it looked at the conversion rates, awareness consideration and purchase. And I can tell you that there was one competitor that was spending six times what we were, but we were actually getting half of the purchase they were getting. So when you think about the economics of that, our marketing is really, really working right now.
...
Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
And I mean it helps, I mean, that the J.D. Power Award really helps, I mean when you're able to tell everybody that you're number one in New England that actually – earns you some incremental business.
...
Collyn B. Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.
Interesting, okay. Okay that's helpful. And then just on the margin, Denis, the 8 basis points that you talked about, is that just a function of the environment or is there anything in particular that's going on within the balance sheet?
...
Denis K. Sheahan

CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
It's the environment, Collyn. Its assets – look, unfortunately we have little room to reduce our funding cost with 26 basis points cost of deposits and a very little room to go down further. And then asset yields just follow the yield curve, whether it's a swap curve, a federal home loan bank curve, the treasury curve they're all struggling. And it looks like they're going to continue to struggle for a period of time. So that's why we do expect to fall into the 3.60%’s, unfortunately in the fourth quarter.

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012
Collyn B. Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.
Okay. Okay. And then just one final question, I know you mentioned the closing of Central Bank being in the fourth quarter, do you have any greater sense of the specific timing of that?
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
November. Yeah, it should be by mid November, it would be our expectation.
...

Collyn B. Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.
Okay. Great. That was all I had. Thanks guys.
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Sure.
...
Operator: And our next question will come from David Darst of Guggenheim Securities.
...

David W. Darst
Analyst, Guggenheim Securities LLC
Hey. Good morning.
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Good morning, David.
...
David W. Darst
Analyst, Guggenheim Securities LLC
So Chris and Denis, maybe just a follow-up on the Central topic. Has anything changed with your outlook for the expected accretion?

...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
No, it has not. We're still comfortable with 7% accretion next year from Central.
...
David W. Darst
Analyst, Guggenheim Securities LLC
And how about anything as far as the investment and the requirements as far as adding people or staff or kind of building out that commercial platform?
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
That's – the investment will come in a number of forms, one being just in the physical plant. We do have plans to before conversion do some significant renovations in a number of the facilities, so that's one – and there will be

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012
further renovations that continue beyond that, that's just one investment. But there's also the people investments, on the commercial side, we are looking to make sure that we've adequate resources to cover that market, business banking, et cetera. So that will continue throughout next year. But we built it into our models, it's not going to be in excess of our model. We'll be spending from a marketing perspective in that market. One of the benefits we have actually is a lot of the marketing that our Chief Marketing Officer was referring to a moment ago we already cover that market in the general Boston media because we are part of that media today.
...
David W. Darst
Analyst, Guggenheim Securities LLC
Okay. And then looking at the pipeline, is there a healthy mix with CRE that should result in us continuing to see some loan level derivatives and in the fee income or should – maybe will that grow?
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Yeah, I mean it's already at a very healthy level, David. I mean if you look at on our income statement, the quarterly income statement, you'll see that, yes, we're down $300,000 on a linked quarter basis, but we're up $750,000 from same quarter a year ago. So that the Q3 level, yes, it was down, was at a very healthy pace. So I would be very content with that level of derivatives revenue in the fourth quarter if we were able to achieve that. And yes to answer your question, the pipeline certainly does have a strong commercial real estate element to it, but what we're very happy with is the good balance growth that we've been getting between CRE and C&I including asset -based, and now we had in the last quarter very good growth in commercial construction. So the growth has been nicely balanced across the different categories for us, we're very happy about that.
...
David W. Darst
Analyst, Guggenheim Securities LLC
Okay. Great. Thank you.
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Great.
...
Operator: [Operator Instructions] . And we do have a question from Bernard Horn of Polaris Capital.
...
Bernie R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC
Yes, good morning. Could you just restate the guidance on the net charge-offs, I simply missed it. And then I'm assuming that includes $4 million from the second quarter?
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Yes, it does. We expect charge-offs for the full year to be between $15 million and $16 million.
...
Bernie R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC
Okay.

Independent Bank Corp. (Massachusetts) (INDB)
Q3 2012 Earnings Call 19Oct2012

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Loan loss provision could be between $16 million and $18 million.
...

Bernie R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC
I see, okay. And then the year-to-date number; was that a little more than 10?
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Year-to-date through September was $12 million – yeah, $12.2 million.
...

Bernie R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC
Okay. All right. Good quarter. Thanks. That's all I had.
...

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Great. Thanks, Bernie.
...
Operator: [Operator Instructions] . And showing no further questions, I would like to turn the conference back over to Mr. Oddleifson for closing remarks.

...
Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Okay, well, thank you everybody, appreciate your attendance and we look forward to updating you on the full year in January.
...
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Thank you.
...
Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Thank you. Bye.
...
Operator: The conference is now concluded. Thank you for attending today's presentation. You may now disconnect.